Exhibit 99.1


September 14, 2004


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Gentlemen:


We have been furnished with a copy of the disclosure included in Item 4.02 (a) and (b) of Form 8-K for the matters discussed therein, to be filed by our client Candie's Inc. We agree with the statements made in those items insofar as they relate to our Firm.



Yours truly,


/s/ BDO Seidman, LLP